EXHIBIT 10.1


                         AMENDMENT NO. 2 dated as of March 27, 2000 (this
                    "Amendment"), to the Credit Agreement dated as of March 18, 1999 as amended by Amendment No. 1 dated as of August 30, 1999 (as may be further amended, supplemented or modified from time to time, the "Credit Agreement"), among Panamerican Beverages, Inc., a Panamanian corporation (the "Borrower"), the lenders named therein (the "Lenders"), ING Baring (U.S.) Capital LLC, as administrative agent (in such capacity, the "Administrative Agent") for the Lenders, J.P. Morgan Securities Inc. as syndication agent (the "Syndication Agent") for the Lenders, and Bank Boston N.A., as documentation agent (the "Documentation Agent") for the Lenders.


          A. Pursuant to the Credit Agreement, the Lenders have extended credit to the Borrower, and have agreed to extend credit to the Borrower, in each case pursuant to the terms and subject to the conditions set forth therein.

          B. The Borrower has requested that, pursuant to Section 8.01 of the Credit Agreement, the Required Lenders agree to amend certain provisions of the Credit Agreement as provided herein.

          C. The Required Lenders are willing so to amend the Credit Agreement pursuant to the terms and subject to the conditions set forth herein.

          D. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

          Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

          SECTION 1. Amendments. (a) Section 5.04(a) of the Credit Agreement is hereby amended as follows:

          Interest Coverage Ratio. Maintain an Interest Coverage Ratio (calculated as of the last day of each fiscal quarter or year, as reflected in the quarterly or annual financial statements for such quarter or year, for the twelve-month period ending on the relevant date of determination) of not less than 2.75 to 1.

          (b) Section 5.04(b) of the Credit Agreement is hereby amended as follows:

          Debt to EBITDA Ratio. Maintain a ratio of Consolidated Debt to Consolidated EBITDA (calculated as of the last day of each fiscal quarter or year hereinafter indicated, as reflected in the quarterly or annual financial statements for such fiscal quarter or year, for the twelve-month period ending on the relevant date of determination) of not more than (i) 3.25 to 1 through the fourth quarter of 2000 and (ii) 3.0 to 1 thereafter.

          (c) Section 5.04(c) of the Credit Agreement is hereby amended by replacing the reference to U.S.$1,750,000,000 with U.S.$1,500,000,000.

          SECTION 2. Representations and Warranties. The Borrower represents and warrants to the Administrative Agent, to the Syndication Agent, the Documentation Agent and to each of the Lenders that:

               (a) This Amendment has been duly authorized, executed and delivered by the Borrower and constitutes its legal, valid and binding obligation, enforceable in accordance with its terms except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

               (b) Before and after giving effect to this Amendment, the representations and warranties set forth in Article IV of the Credit Agreement are true and correct in all material respects with the same effect as if made on the date hereof, except to the extent such representations and warranties expressly relate to an earlier date.

               (c) Before and after giving effect to this Amendment No. 2, no Event of Default or Default has occurred and is continuing.

          SECTION 3. Conditions to Effectiveness. This Amendment No. 2 shall become effective when the Administrative Agent shall have received counterparts of this Amendment No. 2 that, when taken together, bear the signatures of the Borrower and the Required Lenders.

          SECTION 4. Credit Agreement. Except as specifically amended hereby, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof as in existence on the date hereof. After the date hereof, any reference to the Credit Agreement shall mean the Credit Agreement as amended hereby.

          SECTION 5. Loan Document. This Amendment No. 2 shall be a Loan Document for all purposes.

          SECTION 6. Effective Time. This Amendment No. 2 shall be effective as of December 31, 1999.

          SECTION 7. Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          SECTION 8. Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.

          SECTION 9. Expenses. The Borrower agrees to reimburse the Administrative Agent for its out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Mayer, Brown & Platt, counsel for the Administrative Agent.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

                                        PANAMERICAN BEVERAGES, INC.,

                                        by
                                          -------------------------------------
                                              Name:
                                              Title:


                                        ING BARING (U.S.) CAPITAL LLC,
                                        individually and as
                                        Administrative Agent,

                                        by
                                          -------------------------------------
                                             Name:
                                             Title:


                                        J.P. MORGAN SECURITIES INC.,
                                        as Syndication Agent,

                                        by
                                          -------------------------------------
                                             Name:
                                             Title:


                                        BANK BOSTON N.A.,
                                        individually and as Documentation Agent,

                                        by
                                          -------------------------------------
                                             Name:
                                             Title:

                                                             SIGNATURE PAGE TO
                                                               AMENDMENT NO. 2
                                                                   DATED AS OF
                                                                March 27, 2000





 To Approve the Amendment:




Name of Institution                  Monumental Life Insurance Company

                                     by

                                       -------------------------------------
                                       Name:
                                       Title:


Name of Institution                  BancBoston Robertson Stephens, Inc.

                                     by

                                       -------------------------------------
                                       Name:
                                       Title:


Name of Institution                  Banco Bilbao Vizcaya Argentaria S.A.

                                     by

                                       -------------------------------------
                                       Name:
                                       Title:


Name of Institution                  The Chase Manhattan Bank

                                     by

                                       -------------------------------------
                                       Name:
                                       Title:


Name of Institution                  Dresdner Bank Luxembourg S.A.

                                     by

                                       -------------------------------------
                                       Name:
                                       Title:

Name of Institution                  Dresdner Bank Lateinamerika AG,
                                     Panama Branch

                                     by

                                       -------------------------------------
                                       Name:
                                       Title:


Name of Institution                  ING BANK N.V., acting through its Curacao
                                     Branch

                                     by

                                       -------------------------------------
                                       Name:
                                       Title:


Name of Institution                  Comerica Bank

                                     by

                                       -------------------------------------
                                       Name:
                                       Title:


Name of Institution                  General Electric Capital Corporation

                                     by

                                       -------------------------------------
                                       Name:
                                       Title:


Name of Institution                  Banque Nationale de Paris,
                                     Panama Branch

                                     by

                                       -------------------------------------
                                       Name:
                                       Title:


Name of Institution                  Westdeutsche Landesbank Girozentrale,
                                     New York Branch

                                     by

                                       -------------------------------------
                                       Name:
                                       Title:

Name of Institution                  Landesbank Schleswig-Holstein Girozentrale

                                     by

                                       -------------------------------------
                                       Name:
                                       Title:


Name of Institution                  Allstate Life Insurance Company

                                     by

                                       -------------------------------------
                                       Name:
                                       Title:


Name of Institution                  Allstate Insurance Company

                                     by

                                       -------------------------------------
                                       Name:
                                       Title:


Name of Institution                  Citibank Mexico S.A.

                                     by

                                       -------------------------------------
                                       Name:
                                       Title:


Name of Institution                  Kredietbank S.A. Luxembourgeoise

                                     by

                                       -------------------------------------
                                       Name:
                                       Title:


Name of Institution                  Hamburgische Landesbank Girozentrale

                                     by

                                       -------------------------------------
                                       Name:
                                       Title:

                                    Title:


Name of Institution                  Cooperatieve Centrale Raiffeisen-
                                     Boerenleenbank B.A.,
                                     "Rabobank Nederland", New York Branch

                                     by

                                       -------------------------------------
                                       Name:
                                       Title: